SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                        MEDIVEST, INC.
         (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)    Title of each class of securities to which transaction applies:  N/A.

2)    Aggregate number of securities to which transaction applies:  N/A.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

4)    Proposed maximum aggregate value of transaction:  N/A.

5)    Total fee paid:  N/A.

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

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          4)   Date Filed:  N/A

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                      Medivest, Inc.
               11011 King Street, Suite #260
                Overland Park, Kansas 66210
                     (913) 469-5615
                    _________________________



                       INFORMATION STATEMENT

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                  REQUESTED NOT TO SEND A PROXY


                         _______________


     Regarding Amendments to the Articles of Incorporation to Change the Name and to Allow Action by Consent of
          Majority Stockholders in Lieu of a Meeting

                                        ________________


Approximate date of Mailing of this Information Statement: April 26, 1999

                              INTRODUCTION

     This Information Statement is being furnished by the Board of Directors of Medivest, Inc., a Utah corporation (the "Company"), to stockholders in connection with a special meeting of the stockholders to be held on May 17, 1999, at the principal executive offices of the Company, at 11011 King Street, Suite 260, Overland Park, Kansas 66210, at the hour of 10:00 a.m., local time, to consider and act upon resolutions providing for amendments to the Articles of Incorporation changing the name of the Company to "Empire Energy Corporation," and to allow the Company to take advantage of the provisions of the Utah Revised Business Corporation Act respecting the taking of action by written consent of stockholders in lieu of a meeting where the consenting holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereof were present and voted had consented in writing to the action.

     A Notice of Special Meeting of Stockholders covering these matters is incorporated herein.

     These amendments are the only matters covered by this Information
Statement.

     Section 16-10a-1001 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. See the caption "Amendment to the Articles of Incorporation and Vote Required for Approval," herein.

     The majority stockholder which adopted the resolutions to amend the Articles of Incorporation to change the name of the Company and to allow action to be taken by consent of the majority stockholders in lieu of a meeting owns approximately 66.3% of the outstanding voting securities of the Company. Norman L. Peterson, the President of the Company, is also the President of the consenting majority stockholder. See the caption "Voting Securities and Principal Holders Thereof," herein.

     The cost of preparing, printing and mailing this Information Statement will be borne by the Company.

                     DISSENTERS' RIGHT OF APPRAISAL

     The Utah Revised Business Corporation Act does not provide for dissenter's rights of appraisal in connection with a change of name of a Utah corporation or an amendment relating to actions by consent of the stockholders without a meeting. Accordingly, stockholders will not have appraisal rights as a result of the proposed amendments.

     INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, nominee for election as an executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments which is not shared by all other stockholders.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
-----------------

     The securities entitled to vote at the special meeting of stockholders consist of shares of $0.001 par value common stock of the Company. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on the April 26, 1999, the record date for determining stockholders who are entitled to notice of and to vote on the amendments to the Company's Articles of Incorporation, is 4,372,639.

Security Ownership of Principal Holders and Management.
------------------------------------------------------

     To the knowledge of management and based upon a review of the stock ledger maintained by its transfer and registrar agent, the following table sets forth the beneficial ownership of persons who own more than five percent of the Company's common stock as of the date hereof, and the share holdings of management, to-wit:

                             Positions            Number and Percentage
       Name                    Held               of Shares Beneficially Owned
----------------               ----               ----------------------------

Norman L. Peterson*   President and Director     2,900,000              66.3%

John R. Dixon       Vice President and Director      -0-                 -0-

John C. Garrison      Secretary and Director         -0-                 -0-

Karen E. Taylor         Assistant Secretary          -0-                 -0-

John L. Hersma               Director                -0-                 -0-

Elliot M. Kaplan             Director                -0-                 -0-

All officers and directors
as a group (6)                                   2,900,000              66.3%

          * Owned of record by Peterson & Sons Holding Co., a Nebraska corporation ("Peterson & Sons"), of which Norman L. Peterson is the President.
 .
Contractual Arrangements Regarding Changes in Control.
-----------------------------------------------------

     On March 15, 1999, Peterson & Sons acquired 2,900,000 shares of the Company's common stock ("restricted securities") from Jeannie Hullinger, who was then the President and a director of the Company, in consideration of the sum of $19,000.

     The former majority stockholders of the Company and their percentage of ownership of the outstanding voting securities of the Company prior to this purchase were:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                                        Ownership             Class

Jeannie Hullinger                                 3,000,000             68.61%
Box 367
Mona, Utah 84645

Dassity, Inc.(1)                                    400,000              9.15%
55 West 200 North #2
Provo, Utah 84601

TradeCo Corp.(2)                                    400,000              9.15%
55 West 200 North #2
Provo, Utah 84601

               (1)  Owned or controlled by Brenda M. Hall.

               (2)  Owned or controlled by David N. Nemelka, Jr.

     Peterson & Sons used its personal funds to purchase these securities; and the basis of the "control" by Peterson & Sons is stock ownership.

Changes in Control Since the Beginning of the Last Fiscal Year.
--------------------------------------------------------------

     See the heading "Contractual Arrangements Regarding Changes in Control," herein.

           AMENDMENT TO THE ARTICLES OF INCORPORATION
                 AND VOTE REQUIRED FOR APPROVAL

     The purpose of the amendment to change the name of the Company to "Empire Energy Corporation" is to give the Company a name that reflects its intended business operations. The amendment to allow action by consent of the majority stockholders in lieu of a meeting will have no material effect on stockholders because the Company is required to submit an information or proxy statement on any matter voted upon by the stockholders, by consent or otherwise.

     Section 16-10a-1003 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

     Resolutions to change the name of the Company and to authorize action by consent of the majority stockholders were unanimously adopted by the Board of Directors and a stockholder which owns a majority of the outstanding voting securities of the Company, by written consent in accordance with Sections 16-10a-1003 of the Utah Revised Business Corporation Act. Peterson & Sons owns in excess of the required majority of the outstanding voting securities of the Company necessary for the adoption of these amendments. See the caption "Voting Securities and Principal Holders Thereof," herein. NO FURTHER VOTES OR PROXIES ARE NEEDED, AND NONE IS REQUESTED.

                  TRANSFER OF STOCK CERTIFICATES

     On or after May 17, 1999, stockholders may forward their stock certificates to Interwest Transfer Company, 1981 Murray-Holladay Road, Salt Lake City, Utah 84117, Telephone (801) 272-9294, together with $15 for each stock certificate requested to be issued or transferred for new stock certificates bearing the new name of the Company and its new Cusip Number. If stock certificates are being transferred into the same name, no signature is required; if being transferred to a new name, the stock certificate submitted must be signed and the signature must be guaranteed by a "Medallion Member" bank or broker dealer. A stock power similarly signed and guaranteed will also be acceptable.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              Norman L. Peterson
                              President, CEO and Director

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                          MEDIVEST, INC.

                          April 26, 1999

           NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF

                          MEDIVEST, INC.

                     TO BE HELD MAY 17, 1999

TO ALL STOCKHOLDERS:

          NOTICE is hereby given that a special meeting of the stockholders of Medivest, Inc. has been called to be held on May 17, 1999, at the principal executive offices of the Company at 11011 King Street, Suite 260, Overland Park, Kansas 66210, at the hour 10:00 o'clock a.m., local time, for the following purposes:

          1. To amend the Articles of Incorporation of the Company to change the name of the Company to "Empire Energy Corporation," and to allow the Company to take advantage of the provisions of the Utah Revised Business Corporation Act respecting the taking of action by written consent of stockholders in lieu of a meeting where the consenting holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereof were present and voted had consented in writing to the action.

          2. To conduct such other business as may properly come before the meeting.

          The Board of Directors of Medivest, Inc. has set 5:00 o'clock p.m. on April 26, 1999, as the record date for the purpose of determining the stockholders of the Company who shall be entitled to notice of the meeting. No proxies are being solicited and none are requested.

Salt Lake City, Utah
                              MEDIVEST, INC.
April 26, 1999
                              BY ORDER OF THE BOARD OF DIRECTORS